KEMPER TECHNOLOGY FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1996

Seeking growth of capital.

    " . . .    We took advantage of the market's volatility to buy some
                    favorites at bargain prices."




                                                        [KEMPER FUNDS LOGO]

TABLE OF CONTENTS

2
At a Glance
Terms to Know
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of
Investments
15
Report of
Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
22
Financial Highlights

AT A GLANCE

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------

For the year ended October 31, 1996 (unadjusted for any sales charge)


--------------------------------------------------------------------------------
CLASS A                                7.83%
CLASS B                                6.76%
CLASS C                                6.88%
LIPPER SCIENCE & TECHNOLOGY
 FUNDS CATEGORY AVERAGE*               7.57%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------


                                          AS OF      AS OF
                                        10/31/96   10/31/95
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A           $13.16     $14.63
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B           $12.77     $14.39
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C           $12.85     $14.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------

COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY

                      CLASS A     CLASS B     CLASS C
----------------------------------------------------------------
1-YEAR               #18 OF      #20 OF      #19 OF
                    36 FUNDS    36 FUNDS    36 FUNDS
----------------------------------------------------------------
5-YEAR               #11 OF      N/A         N/A
                    14 FUNDS
----------------------------------------------------------------
10-YEAR              #10 OF      N/A         N/A
                    12 FUNDS
----------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

During the fiscal year, Kemper Technology Fund paid the following dividends:

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL
GAIN:                   $0.70     $0.70     $0.70
--------------------------------------------------------------------------------
LONG-TERM CAPITAL
GAIN:                   $1.43     $1.43     $1.43
--------------------------------------------------------------------------------

TERMS TO KNOW

BIOTECHNOLOGY The branch of technology involved with living organisms.

INTERNET A cooperative message-forwarding system linking computer networks all over the world. Users of the Internet can exchange electronic mail, participate in electronic discussion forums, send files from any computer to another, retrieve information and, with the appropriate password, even use each other's computers. The Internet grew out of the ARPAnet, a U.S. Defense Department experimental network.

MACROECONOMICS Analysis of an economy as a whole, including such aggregate data as price levels, unemployment, inflation and industrial production.

MICROECONOMICS Study of basic economic units such as a specific company or industry.

NETWORK A set of computers connected together. A local-area network (LAN) connects a set of computers located nearby (in the same room or building), allowing them to share files and devices such as printers. A wide-area network
(WAN) is a set of widely separated computers connected together. The worldwide airline reservation system is a wide-area network. The Internet is a series of interconnected wide-area networks.

SEMICONDUCTOR A material that is neither a good conductor of electricity, nor a good insulator, and whose conduction properties can therefore be manipulated easily. Semiconductor devices are the essential parts that make it possible to build small, inexpensive electronic machines.

WORLD WIDE WEB A loosely organized set of computer sites that publish information that anyone can read via the Internet. Each screen is full of information that includes menu choices and highlighted words through which users can call up further information either from the same computer or by linking to another computer anywhere in the world.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.5% compared to 6.3% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                               NOW (11/30/96)    6 MONTHS AGO    1 YEAR AGO      2 YEAR AGO
    10-YEAR TREASURY RATE(1)         6.2              6.91         5.71             7.81
    PRIME RATE(2)                    8.25             8.25         8.65             8.5
    INFLATION RATE(3)                3.19             2.75         2.6              2.67
    THE U.S. DOLLAR(4)               3.46             9.15        -2.58            -4.52
    CAPITAL GOODS ORDERS(5)*         7.61             3.93        11.3             12.38
    INDUSTRIAL PRODUCTION(5)*        3.6              3.35         1.71             6.58
    EMPLOYMENT GROWTH(6)             2.11             2.08         1.92             3.4

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of October 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

December 10, 1996

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[KORTH PHOTO]

Frank Korth is senior vice president of Zurich Kemper Investments, Inc. and portfolio manager of Kemper Technology Fund. Korth received his B.A. degree from Mankato State University of Minnesota in mathematics and his masters of business in finance from Bernard M. Baruch College.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Q    THE STOCK MARKETS HAVE POSTED SOME REMARKABLE GAINS DURING THE PAST YEAR.
HOW HAVE TECHNOLOGY STOCKS FARED?

A    There were several specific factors that influenced performance within the technology universe:

- A slowdown in personal computer sales and in demand for semiconductors led to a broad-based sell-off in November and December of 1995.

- It became apparent that growth in the European markets, which account for a significant portion of sales for technology companies, was slowing. Investors became concerned about companies maintaining their levels of business.

- Momentum investors -- those who jump on the bandwagon when a sector looks "hot" and jump off when the sector appears to have peaked -- began to bail out.

- A modest rise in interest rates, which has a negative connotation for growth stocks, caused some concern that profits would come under pressure.

- Companies that announced disappointing earnings were punished severely. In a few cases, it didn't even take a weak quarter to pull a stock down. U.S. Robotics -- one of our top 10 holdings -- fell in July after announcing earnings that actually met industry analysts' estimates.

     When looking at technology versus the broad market, it's important to realize that technology stocks are driven more by product cycles and competitive positions than by broad, macroeconomic issues. It's true that the broad market has been rising on generally good economic news. The economy is growing, inflation hasn't really been a concern and interest rates have been fairly benign. Yet a microeconomic factor -- inventory levels -- played the major role in driving semiconductor stocks down and then up.

     All-in-all, it's been an extremely volatile year for technology. We've seen moves of 30 to 70 percent on the downside for some stocks, while others have risen anywhere from 20 to 100 percent. Crosscurrents within sectors have been especially challenging. For example, in health care we own a company named Medtronic, Inc. It's a major manufacturer of implantable heart devices whose stock has been a strong performer for us. On the other hand, the fund also owns Guidant Corporation, another quality company in the same field. It sold off sharply. In this kind of environment, where quality companies in the same business are moving in different directions, it becomes very difficult to select the "right" stocks.

Q    HOW DID THIS ENVIRONMENT INFLUENCE YOUR TRADING DECISIONS?

A    We remained fully invested and took advantage of the market's volatility to buy some favorites at bargain prices. The short-term corrections that occurred in late 1995 and during the summer of 1996 created opportunities to buy good quality stocks, particularly selected disk storage, semiconductor and wireless communication companies. Meanwhile, we cut some laggards -- most of which were positions in small companies -- that weren't working for us. We put the assets into larger companies that we expected to bounce. This also allowed us to take some losses to offset some of the capital gains we had taken earlier in the period.

PERFORMANCE UPDATE

Q    DO YOU ANTICIPATE A SIGNIFICANT CAPITAL GAIN DISTRIBUTION FOR 1996?

A    We anticipate a long-term capital gain distribution of around $2.10. Last year, the fund distributed $0.70 in short-term capital gains and $1.43 in long-term capital gains.

Q    WERE THERE ANY PARTICULAR SECTORS THAT HURT PERFORMANCE?

A    When a correction occurred across all technology sectors in June and July, several of the fund's larger positions suffered double-digit declines. Fortunately, we were well-positioned for the recovery that began in late
July. And since the end of the fiscal year we've seen improvement in semiconductor stocks, which has boosted performance.

     In terms of sectors, biotechnology was probably the most disappointing area for the portfolio this year. While there have been short-term rallies in the group, it has been difficult to sustain the gains. Fundamentally, the news is the most bullish we have seen since the group began some 20 years ago. The whole drug discovery industry is moving in the direction of biotechnology. The number of biotech approvals for new therapies has multiplied significantly, and many more are in the pipeline. Despite these positive events, investors are waiting for solid results in the marketplace.

Q    WHAT SECTORS DO YOU CURRENTLY FAVOR?

A    As of October 31, networking stocks accounted for about 25 percent of
Kemper Technology Fund's portfolio. This sector continues to charge along with strong growth rates. We're in the middle of an upgrade cycle in modem speeds. With increased activity on the Internet and more intranet activity in the corporate market, the demand for increased bandwidth -- the capability for devices like personal computers and computer networks to communicate at high speeds -- is exploding. Cisco Systems, 3Com Corporation and U.S. Robotics are leaders in this area, and among the fund's top holdings. We've recently been reducing the fund's exposure in this area to take profits on certain stocks and using the proceeds to increase our exposure to semiconductors.

     Through most of the year, semiconductor companies have experienced bloated inventories; we had to suffer through liquidation and pricing problems that began about a year ago. We probably have not seen a complete shake-out yet. There is still some excess capacity, but it does not appear to be hurting the market like it did last spring. We are gradually adding positions such as Intel Corp., Texas Instruments and Micron Technology, Inc. As I mentioned earlier, we've seen some improvement in this area in recent weeks.

Q    DO YOU STILL LIKE PERSONAL COMPUTERS AND SOFTWARE?

A    Personal computers are still doing very well on the whole. Corporate demand is strong, and that is generally for high-end systems, while U.S. retail activity is weak. Foreign business, particularly in Asia, is excellent. Microsoft, Compaq, Dell and Gateway 2000 are among the fund's top holdings.

     Enterprise software is strong. We are in a transition to client/server architecture and leaders in this movement -- BMC Software and Computer Associates International -- are doing well. On the other hand, games and educational software, the "sweet spot" of the PC consumer, have been less than spectacular. Perhaps people are showing a preference for the Internet, "surfing" and downloading material from the Internet instead of buying "shrinkwrapped" software games. Clearly the PC business is transforming, but we do not yet know where it will end up. That uncertainty makes it difficult to discern the companies that will be the key players. We expect the picture to become clearer during 1997.

Q    TWO SPECIFIC AREAS -- WIRELESS COMMUNICATIONS AND THE
INTERNET-- ARE GETTING TREMENDOUS ATTENTION IN THE MEDIA. ADVERTISING ON TELEVISION AND IN PRINT IS FULL OF REFERENCES TO PAGERS, CELLULAR PHONES AND "THE WEB." WHAT ARE YOUR THOUGHTS ON THESE STOCKS?

A    Wireless communications is an area that shows a lot of promise. In the third world especially, where the infrastructure isn't in place for traditional copper wire, cellular technology can be much cheaper and easier to install. The potential is certainly there, although Kemper Technology Fund's exposure is relatively low at this point. In this area we prefer equipment suppliers like L.M. Ericsson Telephone Co. over the local service providers, which are going to come under increasing pressure as competition increases. As for the Internet, there is no question that it should be a growth sector for some time to come. We continue to favor companies that build the infrastructure rather than the content providers.

Q    HAS YOUR OUTLOOK CHANGED?

A    No. As a long-term investment, technology continues to offer some of the most exciting growth potential to be found in the market. In the short term, we should see continued volatility, however fundamentals appear to be strong in most cases.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

For periods ended October 31, 1996 (adjusted for the maximum sales charge)

                                                                            LIFE OF
                                             1-YEAR    5-YEAR    10-YEAR     CLASS
--------------------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A                1.64%    16.01 %    14.00%     13.07%     (since 9/7/48)
--------------------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B                4.10%      N/A        N/A      26.08%    (since 5/31/94)
--------------------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C                6.88%      N/A        N/A      27.24%    (since 5/31/94)
--------------------------------------------------------------------------------------------------------------------

                                  [Line Graph]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Technology Fund Class A from 1/1/79 through 10/31/96
-------------------------------------------------------------------------------

                                       1/1/79          12/31/85         12/31/90        10/31/96
------------------------------------------------------------------------------------------------------

KEMPER TECHNOLOGY FUND CLASS A(1)      10,000          27,937           44,144          126,190
RUSSELL 1000 GROWTH INDEX +            10,000          28,186           51,642          129,577
STANDARD & POOR'S 500 STOCK INDEX ++   10,000          31,047           57,529          143,989


                                  [Line Graph]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Technology Fund Class B from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                        5/31/94         12/31/94        12/31/95        10/31/96
-------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B(1)       10000           11276           15924           17522
RUSSELL 1000 GROWTH INDEX +             10000           10529           14445           16872
STANDARD & POOR'S 500 STOCK INDEX ++    10000           10284           14135           16456

                                  [Line Graph]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Technology Fund Class C from 5/31/94 through 10/31/96
--------------------------------------------------------------------------------

                                        5/31/94         12/31/94        12/31/95        10/31/96
-------------------------------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C(1)      10,000           11286           16004           17914
RUSSELL 1000 GROWTH INDEX +            10,000           10529           14445           16872
STANDARD & POOR'S 500 STOCK INDEX ++   10,000           10284           14135           16456



Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

  * Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge
(CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

  (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is January 1, 1979. As a result, we are not able to illustrate the life of fund performance (since September 7, 1948) for Kemper Technology Fund Class A shares. In comparing the fund to the Russell 1000 Growth Index and the Standard & Poor's 500 Stock Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

  +    The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

  ++   The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on October 31, 1996, and on October 31, 1995.


                     [Year-to-Year Comparison Bar Graph]


                                KEMPER TEHNOLOGY FUND    KEMPER TECHNOLOGY FUND
                                   AS OF 10/31/96           AS OF 10/31/95
COMMUNICATIONS                            25.7%                  19.7%

LIFE SCIENCES                             21.8%                  14.7%

SYSTEMS, SOFTWARE & SERVICES              20.9%                  16.7%

PERSONAL COMPUTING                        14.2%                  14.6%

ELECTRONIC PARTS                          12.9%                  30.1%

INDUSTRIAL TECHNOLOGY/MISC.                4.5%                   4.2%


A COMPARISON WITH THE HAMBRECHT & QUIST INDEX

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Technology Fund represented on October 31, 1996, compared with the industry sectors that make up the Hambrecht & Quist (H&Q) Technology Index. In contrast with broader indexes such as the Russell 1000 Growth Index or the S&P 500 Stock Index, the H&Q is comprised only of technology stocks and, as such, is used by management of Kemper Technology Fund as an internal performance benchmark.

                   [Hambrecht & Quist Comparison Bar Graph]



                                KEMPER TEHNOLOGY FUND    H & Q TECHNOLOGY INDEX
                                   AS OF 10/31/96            AS OF 10/31/96
COMMUNICATIONS                           25.7%                   24.3%

LIFE SCIENCES                            21.8%                   17.2%

SYSTEMS, SOFTWARE & SERVICES             20.9%                   27.8%

PERSONAL COMPUTING                       14.2%                   14.4%

ELECTRONIC PARTS                         12.9%                   14.9%

INDUSTRIAL TECHNOLOGY/MISC.               4.5%                    1.4%


LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 33% of the fund's total common stock holdings on October 31, 1996

--------------------------------------------------------------------------------
       HOLDINGS                                                          PERCENT
--------------------------------------------------------------------------------
1.     CISCO         Largest, most comprehensive supplier of routing        5.7%
       SYSTEMS       software and related systems that direct the flow of
                     data between local area networks. A play on the
                     explosive growth of the Internet.
--------------------------------------------------------------------------------
2.     INTEL         In microprocessors for personal computers, Intel is    4.0%
       CORP.         dominant and has gotten even stronger over the past
                     year. A new opportunity is in larger computer systems
                     using multiple Pentium or Pentium Pro chips.
--------------------------------------------------------------------------------
3.     SUN           Provides high performance workstations.                3.4%
       MICROSYSTEMS
--------------------------------------------------------------------------------
4.     MICROSOFT     The other overwhelming beneficiary of personal         3.3%
       CORP.         computer growth. Its Windows 95 operating system seems
                     to be selling well. Additional potential over the next
                     few years will be in more capable systems for
                     corporations and in on-line networking.
--------------------------------------------------------------------------------
5.     3COM          Pioneer of the data networking industry; offers a      3.3%
       CORPORATION   broad range of global networking solutions such as
                     routers, hubs, LAN switches and adapters.
--------------------------------------------------------------------------------
6.     COMPAQ        Leading personal computer vendor worldwide. It has the 3.2%
       COMPUTER      advantages of scale, an increasingly efficient
       CORP.         manufacturing operation and the better margins that
                     come with its upscale computer "server" business.
--------------------------------------------------------------------------------
7.     DELL          World's largest direct marketer of PCs and a major     3.1%
       COMPUTER      manufacturer of them as well. The focus on direct
       CORP.         distribution leads to low costs and the ability to
                     react quickly to changing market conditions.
                     Management has been strengthened in recent years.
--------------------------------------------------------------------------------
8.     COMPUTER      Largest independent supplier of enterprise software.   2.6%
       ASSOCIATES    Its products have historically been used in computer
       INTERNATIONAL mainframes.
--------------------------------------------------------------------------------
9.     U.S.          Designs, markets and supports high performance data    2.2%
       ROBOTICS      communications products and systems targeted to
                     business and professional users. Product line includes
                     dial-up modems, network management systems and data
                     communications software.
--------------------------------------------------------------------------------
10.    GATEWAY       Along with Dell, a major direct marketer of personal   2.2%
       2000          computers.
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND

Portfolio of Investments at October 31, 1996
(Dollars in thousands)

-------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                               NUMBER OF SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS--12.5%   (b)Altera Corp.                                         75,000    $    4,650
                               (b)Analog Devices                                      535,000        13,910
                               (b)C-Cube Microsystems                                  75,000         2,906
                               (b)Chips & Technologies                                100,000         1,987
                               (b)Dupont Photomasks Inc.                              110,000         4,015
                               (b)ESS Technology, Inc.                                100,000         1,600
                                  Intel Corp.                                         375,000        41,203
                                  Linear Technology Corp.                              80,000         2,680
                                  MRV Communications                                  220,000         4,785
                               (b)Microchip Technology                                400,000        14,500
                                  Micron Technology, Inc.                             250,000         6,344
                               (b)National Semiconductor Corp.                        200,000         3,850
                               (b)SGS-Thomson Microelectronics                        150,000         7,856
                               (b)Sipex Corp.                                         100,000         2,638
                               (b)Technology Modeling Associates                      100,000         1,069
                                  Texas Instruments                                   335,000        16,122
                               (b)TranSwitch Corp.                                    175,511           812
                               (b)Vitesse Semiconductor Corp.                          65,000         2,072
                                 ----------------------------------------------------------------------------
                                                                                                    132,999
-------------------------------------------------------------------------------------------------------------
PERSONAL COMPUTING--13.8%         Canon Inc.                                           45,000           862
                               (b)Compaq Computer Corp.                               475,000        33,072
                               (b)Dell Computer Corp.                                 395,524        32,185
                               (b)Gateway 2000                                        475,000        22,355
                                  Ingram Micro Inc.                                    78,100         1,406
                               (b)Micron Electronics                                  150,000         2,231
                               (b)Microsoft Corp.                                     250,000        34,313
                               (b)Novell                                              100,000           925
                               (b)Seagate Technology                                  200,000        13,350
                               (b)S3 Incorporated                                     300,000         5,663
                                 ----------------------------------------------------------------------------
                                                                                                    146,362

PORTFOLIO OF INVESTMENTS


(Dollars in thousands)

<Capiton>
--------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--24.9%         (b)Adtran                                               155,000    $    5,657
                              (b)Ascend Communications, Inc.                          300,000        19,612
                              (b)Aspect Telecommunications Corp.                       35,000         2,082
                                 CCC Information Services                             100,000         1,875
                              (b)Cascade Communications                                50,000         3,631
                              (b)Cisco Systems                                        950,000        58,781
                              (b)Connect Inc.                                         150,000         1,275
                                 L.M. Ericsson Telephone Co.
                                   American Depositary Receipts                       300,000         8,287
                                   Common "B" shares                                   69,870         1,895
                              (b)FORE Systems, Inc.                                   400,000        15,900
                                 Globalstar Telecommunications,
                                   convertible preferred                              250,000        11,500
                                 Lucent Technology Corp.                               50,000         2,350
                              (b)Netcom On-Line Communications Services                 8,427           129
                              (b)Netscape Communications Corp.                        225,000         9,956
                              (b)Newbridge Networks Corp.                             660,000        20,873
                              (b)PairGain Technologies, Inc.                          115,000         7,921
                              (a)(b)Socket Communications, Inc.                       134,756           287
                                 Telefonica Nacional de Espana S.A.                    59,530         1,196
                              (b)Tellabs Operations                                   258,000        21,962
                              (b)Teltrend                                             175,000         5,775
                              (b)3Com Corporation                                     500,000        33,813
                              (b)U.S. Robotics                                        365,000        22,949
                              (b)Worldcom                                             235,000         5,728
                              (b)Xylan Corp.                                           43,679         1,747
                                 -----------------------------------------------------------------------------
                                                                                                    265,181
--------------------------------------------------------------------------------------------------------------
SYSTEMS, SOFTWARE                Ansys, Inc.                                          100,000         1,225
AND SERVICES--20.3%           (b)BMC Software                                          50,000         4,150
                              (b)Baan Company N.V.                                     41,730         1,550
                              (b)Cadence Design Systems                               525,000        19,162
                              (b)Checkfree Corp.                                      150,000         2,737
                                 Computer Associates International                    450,000        26,606
                              (b)Computer Sciences Corporation                        200,000        14,850
                              (b)Electronic Arts                                      300,000        11,250
                                 Electronic Data Systems                              250,000        11,250
                                 First Data Corporation                               125,942        10,044
                              (b)GT Interactive Software                              300,000         5,737
                              (b)Industri Matematik                                   154,000         1,502
                              (b)Informix Corp.                                       200,000         4,438
                              (b)Integrated Systems                                   108,000         2,916
                              (b)Logic Works                                           27,638           159
                              (b)META Group                                           165,000         5,198
                              (b)Metatools                                            150,000         2,888
                              (b)Onewave Inc.                                          75,000         1,050
                              (b)Oracle Corp.                                         500,000        21,156
                              (b)Parametric Technology Corp.                          420,000        20,528
                              (b)Rational Software                                     50,000         1,919
                                 SAP AG                                                12,130         1,643
                              (b)Sun Microsystems                                     575,000        35,075
                                 SystemSoft                                            10,000           283
                              (b)Tietotehdas Oy                                        23,400         1,568
                              (b)Versant Object Technology                            200,000         3,900
                              (b)Wind River Systems, Inc.                              65,000         2,763
                                 -----------------------------------------------------------------------------
                                                                                                    215,547

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)

-------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
LIFE SCIENCES--21.1%          (b)Algos Pharmaceutical                                 125,000    $    1,562
                              (b)Amgen, Inc.                                          330,000        20,233
                              (b)Angeion Corporation                                  600,000         2,550
                              (b)Arris Pharmaceutical Corp.                           150,000         1,856
                              (b)Biochem International                                300,000        12,787
                              (b)Boston Scientific Corp.                              125,000         6,797
                              (b)British Biotech PLC                                  258,750           954
                                 Celgene Corp.                                        100,000           862
                              (b)Centocor, Inc.                                       350,000        10,281
                              (b)Cephalon, Inc.                                        50,000         1,119
                                 Ciba Geigy AG, ADR                                    85,500         5,237
                                 ClinTrials                                           100,000         3,712
                              (b)GelTex Pharmaceuticals                               110,000         2,090
                              (b)Genzyme Corp.                                        125,000         2,875
                              (b)Gilead Sciences                                      210,000         4,909
                                 Glaxo Wellcome                                       125,235         1,966
                                 Guidant Corporation                                  150,663         6,949
                              (b)IBAH, Inc.                                           100,000           662
                              (b)ImmuLogic Pharmaceutical Corporation                 100,000           837
                              (b)Incyte Pharmaceuticals, Inc.                          35,000         1,418
                              (b)Interneuron Pharmaceuticals                          200,000         4,950
                              (b)Isis Pharmaceuticals                                 125,692         2,042
                              (b)Lifecore Biomedical                                  315,000         5,316
                              (b)Ligand Pharmeceutical Inc.                           400,000         4,950
                              (b)Magainin Pharmaceuticals                             100,000         1,113
                              (b)Martek Biosciences Corp.                             200,000         4,300
                           (a)(b)Med Venture Associates II, L.P.,
                                     6.1% limited partnership interest                     --           579
                                 Medtronic, Inc.                                      225,000        14,484
                              (b)Myriad Genetics                                      140,000         3,465
                              (b)North American Vaccine                               250,000         5,563
                              (b)Novoste Corp.                                         95,000         1,354
                                 Pfizer Inc.                                          150,000        12,413
                              (b)Pharmos Corporation                                  411,349           540
                              (b)Physician Computer Network                           250,000         2,234
                              (b)Sano Corp.                                            75,000         1,294
                              (b)Selfcare, Inc.                                       150,000         2,250
                              (b)SEQUUS Pharmaceuticals                               300,000         4,219
                              (b)Steris Corp.                                         200,000         7,550
                              (b)Sugen, Inc.                                           50,000           600
                           (a)(b)Survivalink Corporation with warrants
                                    expiring 2001                                     260,000           945
                              (b)Thermedics, Inc.                                     175,000         3,631
                                 Thermo Electron Corp.                                532,500        19,436
                              (b)ThermoLase Corporation                               200,000         3,925
                              (b)Total Renal Care Holdings                            160,000         6,240
                           (a)(b)Trex Medical                                          60,000           615
                              (b)Trex Medical                                         125,000         2,203
                                 U.S. Surgical Corp.                                  250,000        10,468
                              (b)Ventritex Inc.                                       200,000         4,563
                              (b)VidaMed, Inc.                                        300,000         3,188
                                 ----------------------------------------------------------------------------
                                                                                                    224,086

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)

----------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF SHARES         VALUE
----------------------------------------------------------------------------------------------------------
INDUSTRIAL TECHNOLOGY AND     (b)AES Corporation, warrants expiring 2000            13,656    $      287
MISCELLANEOUS--4.4%        (a)(b)Advanced Technology Ventures II, L.P.,
                                      17.9% limited partnership interest                --           480
                              (b)Alyn Corp.                                        100,000         1,375
                                 Ashland Coal                                       35,000           827
                           (a)(b)Asset Management Associates 1996, L.P.,
                                     2.5% limited partnership interest CAE Inc.         --           175
                                                                                   205,700         1,727
                           (a)(b)Crosspoint Venture Partners 1993, L.P.,
                                     3.1% limited partnership interest                  --         2,505
                           (a)(b)GEO Capital III, L.P.,
                                     5.0% limited partnership interest                  --         1,574
                           (a)(b)GEO Capital IV, L.P.,
                                     2.9% limited partnership interest                  --           265
                                 Kyocera Corp.                                      27,000         1,783
                                 Mabuchi Motor Co., Ltd.                            12,100           617
                                 Matsushita Electric Industrial Co., Ltd.          116,000         1,856
                                 Murata Manufacturing                               47,000         1,512
                                 Olympus Optical Co., Ltd.                          94,000           843
                              (b)Sanmina Corp.                                     300,000        13,725
                           (a)(b)Sevin Rosen Fund V, L.P.,
                                      2.7% limited partnership interest                 --           797
                              (b)Solectron Corp.                                    45,000         2,408
                              (b)Sterling Commerce, Inc.                           250,000         7,031
                              (b)Thermo Instrument Systems                         154,000         4,659
                              (b)Thermo Optek Corp.                                 75,000           900
                              (b)Thermo Sentron                                     80,600           907
                                 -------------------------------------------------------------------------
                                                                                                  46,253
                                 -------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--97.0%
                                 (Cost: $747,675)                                              1,030,428
----------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--5.29% to 5.36%
INSTRUMENTS--1.5%
                                 Due--November 1996
                                 (Cost: $16,590)                                   $16,600        16,590
                                 -------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--98.5%
                                 (Cost: $764,265)                                              1,047,018
                                 -------------------------------------------------------------------------
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--1.5%                    15,795
                                 -------------------------------------------------------------------------
                                 NET ASSETS--100%                                             $1,062,813
                                 -------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.

PORTFOLIO OF INVESTMENTS

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on October 31, 1996, with the exception of Socket Communications, Inc., which was valued at 85% of current market value. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At October 31, 1996, the value of the Fund's restricted securities was $8,222,000, which represented .77% of net assets.

                                                              DATE OF               NUMBER
    SECURITY DESCRIPTION                                    ACQUISITION           OF SHARES               COST
    ---------------------------------------------------------------------------------------------------------------------
                                                                                17.9% limited
    Advanced Technology Ventures II, L.P.                  December 1994     partnership interest      $1,687,908
    ---------------------------------------------------------------------------------------------------------------------
                                                                                 2.5% limited
    Asset Management Associates 1996, L.P.                   June 1996       partnership interest         200,000
    ---------------------------------------------------------------------------------------------------------------------
                                                            October 1994
                                                                 to              3.1% limited
    Crosspoint Venture Partners 1993, L.P.                   July 1996       partnership interest       1,488,231
    ---------------------------------------------------------------------------------------------------------------------
                                                            October 1994
                                                                 to              5.0% limited
    GEO Capital III, L.P.                                  September 1996    partnership interest       1,778,377
    ---------------------------------------------------------------------------------------------------------------------
                                                                                 2.9% limited
    GEO Capital IV, L.P.                                     April 1996      partnership interest         300,000
    ---------------------------------------------------------------------------------------------------------------------
                                                              May 1996
                                                                 to              6.1% limited
    Med Venture Associates II, L.P.                         October 1996     partnership interest         700,000
    ---------------------------------------------------------------------------------------------------------------------
                                                             April 1996
                                                                 to              2.7% limited
    Sevin Rosen Fund V, L.P.                                October 1996     partnership interest         821,934
    ---------------------------------------------------------------------------------------------------------------------
                                                              May 1994
                                                                 to
    Socket Communications, Inc.                            December 1994         134,756 shs.         4.62 per share
    ---------------------------------------------------------------------------------------------------------------------
                                                           December 1995
                                                                 to
    Survivalink Corporation with warrants expiring 2001     October 1996           260,000            3.63 per share
    ---------------------------------------------------------------------------------------------------------------------
    Trex Medical                                           November 1995            60,000           10.25 per share
    ---------------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

    Based on the cost of investments of $764,265,000 for federal income tax purposes at October 31, 1996, the gross unrealized appreciation was $305,948,000, the gross unrealized depreciation was $23,195,000 and the net unrealized appreciation on investments was $282,753,000.

    See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TECHNOLOGY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Technology Fund, as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Technology Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996
(in thousands)

 ASSETS

Investments, at value
(Cost: $764,265)                                                                             $1,047,018
-------------------------------------------------------------------------------------------------------
Cash                                                                                              3,413
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                               31,683
-------------------------------------------------------------------------------------------------------
  Fund shares sold                                                                                  964
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                          86
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                              1,083,164
-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                          18,603
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                                              682
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    511
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          49
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       164
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            252
-------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                     90
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            20,351
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $1,062,813
-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                              $  630,500
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                  149,560
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      282,753
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                  $1,062,813
-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($971,140 divided by 73,767 shares outstanding)                                                $13.16
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $13.96
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($69,712 divided by 5,458 shares outstanding)                                                  $12.77
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($4,127 divided by 321 shares outstanding)                                                     $12.85
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($17,834 divided by 1,351 shares outstanding)                                                  $13.20
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                    $  1,966
-------------------------------------------------------------------------------------------------------
  Interest                                                                                          675
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                       2,641
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  5,582
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         434
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     1,605
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          1,531
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  67
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           135
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           52
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                9,406
-------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                              (6,765)
-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign currency transactions                   171,891
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                          (92,784)
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          79,107
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $ 72,342
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                              YEAR ENDED OCTOBER 31,
                                                                            1996                  1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment loss                                                    $   (6,765)               (2,018)
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                         171,891               127,806
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                     (92,784)              196,817
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         72,342               322,605
---------------------------------------------------------------------------------------------------------
Net equalization credits                                                         38                   114
---------------------------------------------------------------------------------------------------------
Distribution from net realized gain                                        (148,702)              (92,581)
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                                121,180                74,163
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                 44,858               304,301
---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of year                                                         1,017,955               713,654
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income
of $3,649 in 1995)                                                       $1,062,813             1,017,955
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Technology Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $5,582,000 for the year ended October 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                             COMMISSIONS
                                                                                           ALLOWED BY KDI
                                                                   COMMISSIONS     ------------------------------
                                                                 RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                 ---------------   --------------   -------------
                             Year ended
                             October 31, 1996                    $ 198,000          869,000          37,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                COMMISSIONS AND
                                                                                               DISTRIBUTION FEES
                                                                     DISTRIBUTION FEES            PAID BY KDI
                                                                     AND CDSC RECEIVED   ------------------------------
                                                                          BY KDI          TO ALL FIRMS    TO AFFILIATES
                                                                     -----------------   --------------   -------------
                                    Year ended
                                    October 31, 1996                     $ 537,000          1,006,000         28,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                         ASF PAID BY KDI
                                                                ASF PAID BY      ------------------------------
                                                              THE FUND TO KDI     TO ALL FIRMS    TO AFFILIATES
                                                             ----------------   --------------   -------------
                             Year ended
                             October 31, 1996                   $1,605,000         1,607,000         15,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $984,000 for the year ended October 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1996, the Fund made no payments to its officers and incurred trustees' fees of $30,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (dollars in thousands):

                             Purchases                                $1,239,814

                             Proceeds from sales                       1,298,346

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS       The following table summarizes the activity in
                        capital shares of the Fund (in thousands):

                                                               YEAR ENDED OCTOBER 31,
                                                     1996                               1995
                                              ----------------------           -----------------------
                                              SHARES        AMOUNT             SHARES         AMOUNT
                        ------------------------------------------------------------------------------
                         SHARES SOLD
                        ------------------------------------------------------------------------------
                         Class A               6,779       $  84,646             8,774       $ 104,886
                        ------------------------------------------------------------------------------
                         Class B               4,430          55,798             4,556          54,618
                        ------------------------------------------------------------------------------
                         Class C                 403           5,168               123           1,490
                        ------------------------------------------------------------------------------
                         Class I                 947          11,854             1,586          20,709
                        ------------------------------------------------------------------------------
                         SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                        ------------------------------------------------------------------------------
                         Class A              10,245         109,842             7,693          73,098
                        ------------------------------------------------------------------------------
                         Class B                 650           6,818               114           1,080
                        ------------------------------------------------------------------------------
                         Class C                  25             262                 3              33
                        ------------------------------------------------------------------------------
                         Class I                 244           2,616                --              --
                        ------------------------------------------------------------------------------
                         SHARES REDEEMED
                        ------------------------------------------------------------------------------
                         Class A              (8,858)       (111,018)          (12,664)       (149,299)
                        ------------------------------------------------------------------------------
                         Class B              (2,317)        (28,675)           (2,221)        (26,954)
                        ------------------------------------------------------------------------------
                         Class C                (216)         (2,686)              (28)           (335)
                        ------------------------------------------------------------------------------
                         Class I              (1,054)        (13,445)             (372)         (5,163)
                        ------------------------------------------------------------------------------
                         CONVERSION OF SHARES
                        ------------------------------------------------------------------------------
                         Class A                 151           1,900                46             574
                        ------------------------------------------------------------------------------
                         Class B                (156)         (1,900)              (47)           (574)
                        ------------------------------------------------------------------------------
                         NET INCREASE
                         FROM CAPITAL SHARE
                         TRANSACTIONS                      $ 121,180                         $  74,163
                        ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               --------------------------------------------------
                                                                    CLASS A
                                               --------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                               1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $14.63     11.50     10.68      9.95     12.42
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.08)     (.03)       --      (.01)      .01
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .74      4.66      1.49      2.03       .04
-------------------------------------------------------------------------------------------------
Total from investment operations                 .66      4.63      1.49      2.02       .05
-------------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income         --        --        --        --       .03
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain           2.13      1.50       .67      1.29      2.49
-------------------------------------------------------------------------------------------------
Total dividends                                 2.13      1.50       .67      1.29      2.52
-------------------------------------------------------------------------------------------------
Net asset value, end of year                  $13.16     14.63     11.50     10.68      9.95
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                    7.83%    47.30     14.95     21.76       .32
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------
Expenses                                         .89%      .88       .89       .81       .82
-------------------------------------------------------------------------------------------------
Net investment income (loss)                    (.62)%    (.23)      .05      (.06)      .07
-------------------------------------------------------------------------------------------------

                                              --------------------------------
                                                          CLASS B
                                              --------------------------------
                                                YEAR ENDED          MAY 31 TO
                                                OCTOBER 31,        OCTOBER 31,
                                               1996      1995         1994
------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------
Net asset value, beginning of period          $14.39     11.45         9.99
------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.19)     (.15)        (.05)
------------------------------------------------------------------------------
  Net realized and unrealized gain               .70      4.59         1.51
------------------------------------------------------------------------------
Total from investment operations                 .51      4.44         1.46
------------------------------------------------------------------------------
Less distribution from net realized gain        2.13      1.50           --
------------------------------------------------------------------------------
Net asset value, end of period                $12.77     14.39        11.45
------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   6.76%    45.65        14.61
------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------
Expenses                                        1.87%     1.82         1.99
------------------------------------------------------------------------------
Net investment loss                            (1.60)%   (1.17)       (1.08)
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               ------------------------------     ---------------------------
                                                          CLASS C                           CLASS I
                                               ------------------------------     ---------------------------
                                                 YEAR ENDED        MAY 31 TO      YEAR ENDED       JULY 3 TO
                                                 OCTOBER 31,       OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                1996    1995         1994            1996            1995
-----------------------------------------------------------------------------      --------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------      --------------------------
Net asset value, beginning of period           $14.45   11.45         9.99           14.64           12.72
-----------------------------------------------------------------------------      --------------------------
Income from investment operations:
  Net investment loss                            (.18)   (.15)        (.05)           (.07)           (.02)
-----------------------------------------------------------------------------      --------------------------
  Net realized and unrealized gain                .71    4.65         1.51             .76            1.94
-----------------------------------------------------------------------------      --------------------------
Total from investment operations                  .53    4.50         1.46             .69            1.92
-----------------------------------------------------------------------------      --------------------------
Less distribution from net realized gain         2.13    1.50           --            2.13              --
-----------------------------------------------------------------------------      --------------------------
Net asset value, end of period                 $12.85   14.45        11.45           13.20           14.64
-----------------------------------------------------------------------------      --------------------------
TOTAL RETURN (NOT ANNUALIZED)                    6.88%  46.23        14.61            8.06           15.09
-----------------------------------------------------------------------------      --------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------      --------------------------
Expenses                                         1.82%   1.76         1.83             .76             .65
-----------------------------------------------------------------------------      --------------------------
Net investment loss                             (1.55)% (1.11)        (.92)           (.49)           (.33)
-----------------------------------------------------------------------------      --------------------------

--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                  1996        1995         1994        1993        1992
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)       $1,062,813   1,017,955     713,654     612,604     559,279
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               121%        105          81          95          95
--------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended 1996 was October 31, 1996 was $.0558.
--------------------------------------------------------------------------------
NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1996 and 1995 were determined based on average shares outstanding.

TRUSTEES & OFFICERS


TRUSTEES                                       OFFICERS

STEPHEN B. TIMBERS                             FRANK D. KORTH
President and Trustee                          Vice President

DAVID W. BELIN                                 CHARLES R. MANZONI, JR.
Trustee                                        Vice President

LEWIS A. BURNHAM                               JOHN E. NEAL
Trustee                                        Vice President


DONALD L. DUNAWAY                              STEVEN H. REYNOLDS
Trustee                                        Vice President

ROBERT B. HOFFMAN                              PHILIP J. COLLORA
Trustee                                        Vice President
                                               and Secretary
DONALD R. JONES
Trustee

DOMINIQUE P. MORAX                             JEROME L. DUFFY
Trustee                                        Treasurer

SHIRLEY D. PETERSON                            ELIZABETH C. WERTH
Trustee                                        ASSISTANT SECRETARY

WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141
                                  1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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KTEC - 2 (12/96)


                                                               KEMPER FUNDS LOGO

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